Report of Independent Auditors

To the Board of Directors of Thrivent Financial for Lutherans

We have audited the accompanying statutory financial statements of Thrivent Financial for Lutherans, which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, surplus and of cash flow for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 12 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Report of Independent Auditors, continued

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 10, 2021

Thrivent Financial for Lutherans

Statutory-Basis Statements of Assets, Liabilities and Surplus

As of December 31, 2020 and 2019

(in millions)

	2020	2019
Admitted Assets
Bonds	$48,054	$46,538
Stocks	2,156	2,535
Mortgage loans	9,645	9,506
Real estate	49	137
Real estate held-for-sale(1)	125	6
Cash, cash equivalents and short-term investments	3,461	2,054
Contract loans	1,120	1,164
Receivables for securities	250	110
Limited partnerships	5,602	4,621
Other invested assets	362	426

Total cash and invested assets	70,824	67,097

Accrued investment income	437	460
Due premiums and considerations	121	119
Other assets	49	63
Assets held in separate accounts	37,894	34,482

Total Admitted Assets	$109,325	$102,221

Liabilities
Aggregate reserves for life, annuity and health contracts	$49,813	$49,028
Deposit liabilities	4,195	3,922
Contract claims	594	400
Dividends due in following calendar year	288	330
Interest maintenance reserve	540	503
Asset valuation reserve	1,971	1,836
Transfers due from separate accounts, net	(577)	(515)
Payable for securities	2,843	843
Securities lending obligation	265	479
Other liabilities	900	922
Liabilities related to separate accounts	37,794	34,408

Total Liabilities	$98,626	$92,156
Surplus
Unassigned funds	$10,698	$10,043
Other surplus	1	$22

Total Surplus	$10,699	$10,065

Total Liabilities and Surplus	$109,325	$102,221

(1)	2019 amounts have been conformed to current year presentation. Refer to the Real Estate section in Note 2.

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Operations

For the Years Ended December 31, 2020, 2019 and 2018

(in millions)

	2020	2019	2018
Revenues
Premiums	$4,630	$4,967	$5,117
Considerations for supplementary contracts with life contingencies	107	170	140
Net investment income	2,951	3,050	2,798
Separate account fees	718	706	705
Amortization of interest maintenance reserve	95	105	163
Other revenues	35	35	40

Total Revenues	$8,536	$9,033	$8,963

Benefits and Expenses
Death benefits	$1,334	$1,123	$1,110
Surrender benefits	3,138	3,263	2,841
Change in reserves	826	975	769
Other benefits	1,938	1,931	1,757

Total benefits	7,236	7,292	6,477

Commissions	261	264	273
General insurance expenses	685	764	741
Fraternal benefits and expenses	233	200	200
Transfers to separate accounts, net	(861)	(782)	(116)

Total expenses and net transfers	318	446	1,098

Total Benefits and Expenses	$7,554	$7,738	$7,575

Gain from Operations before Dividends and Capital Gains and Losses	$982	$1,295	$1,388

Dividends	286	329	324
Other	(1)	—	—

Gain from Operations before Capital Gains and Losses	$697	$966	$1,054

Realized capital gains (losses), net	(40)	24	146

Net Income	$657	$990	$1,120

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Surplus

For the Years Ended December 31, 2020, 2019 and 2018

(in millions)

	2020	2019	2018
Surplus, Beginning of Year	$10,065	$9,130	$8,269
Net income	657	990	1,210
Change in unrealized investment gains and losses	134	423	(261)
Change in non-admitted assets	(97)	(20)	7
Change in asset valuation reserve	(135)	(449)	(150)
Change in surplus of separate account	42	—	—
Reserve adjustment	26	33	(3)
Corporate home office building sale	(22)	(19)	41
Pension liability adjustment	29	(19)	18
Other	—	(4)	—

Surplus, End of Year	$10,699	$10,065	$9,130

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Cash Flow

For the Years Ended December 31, 2020, 2019 and 2018

(in millions)

	2020	2019	2018
Cash from Operations
Premiums	$4,730	$5,133	$5,258
Net investment income	2,583	2,526	2,450
Other revenues	753	741	745

	8,066	8,400	8,453
Benefit and loss-related payments	(6,091)	(6,149)	(5,600)
Transfers to/from separate account, net	798	756	213
Commissions and expenses	(1,139)	(1,172)	(1,215)
Dividends	(329)	(324)	(319)
Other	(7)	4	(5)

Net Cash from Operations	$1,298	$1,515	$1,527

Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$10,274	$10,721	$7,648
Stocks	1,943	1,427	1,276
Mortgage loans	764	822	775
Other	3,154	1,543	820

	16,135	14,513	10,519

Cost of investments acquired or originated:
Bonds	(9,956)	(11,201)	(7,862)
Stocks	(1,350)	(1,323)	(1,648)
Mortgage loans	(911)	(1,329)	(1,575)
Other	(1,628)	(1,494)	(1,033)

	(13,845)	(15,347)	(12,118)

Transactions under mortgage dollar roll program, net	(1,871)	(468)	167
Change in net amounts due to/from broker	(140)	(25)	(224)
Change in collateral held for securities lending	(214)	228	(122)
Change in contract loans	44	8	3

Net Cash from Investments	$109	$(1,091)	$(1,775)

Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$146	$115	$23
Other	(146)	44	78

Net Cash from Financing and Miscellaneous Sources	$—	$159	101

Net Change in Cash, Cash Equivalents and Short-Term Investments	$1,407	$583	$(147)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$2,054	$1,471	$1,618

Cash, Cash Equivalents and Short-Term Investments, End of Year	$3,461	$2,054	$1,471

Supplemental Information:
Non-cash investing activities not included above
Mortgage Loans	$161	$114	$91

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements

For the Years Ended December 31, 2020, 2019, and 2018

1. Nature Of Operations And Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.

Significant Accounting Policies

The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.

Use of Estimates

The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

The COVID-19 pandemic has developed rapidly in 2020 and measures taken by various governments to contain the virus have affected economic activity. Thrivent has taken measures to monitor and mitigate the effects of COVID-19. As of December 31, 2020, the impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of COVID-19. Thrivent will also do the utmost to continue operations in the best and safest way possible.

The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:

Investments

Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned.

Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $2.6 billion and $721 million in the mortgage dollar roll program as of December 31, 2020 and 2019, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature Of Operations And Significant Accounting Policies, continued

Stocks: Preferred stocks are generally carried at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in affiliated mutual funds are carried at net asset value (“NAV”).

Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.

Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.

Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.

Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.

Other Invested Assets: Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.

Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in bonds and cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.

Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature Of Operations And Significant Accounting Policies, continued

Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, and other invested assets are reported as a direct increase or decrease to surplus.

Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.

Thrivent’s security portfolios are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.

The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.

Certain realized capital gains and losses on bonds sold prior to maturity are transferred to the interest maintenance reserve.

Interest Maintenance Reserve: Thrivent is required by the NAIC to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature Of Operations And Significant Accounting Policies, continued

Separate Accounts

Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.

Aggregate Reserves for Life, Annuity and Health Contracts

Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued in 2020 and later are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. Refer to the New Accounting Guidance section regarding VM-20 for more details.

Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. Refer to the New Accounting Guidance section regarding VM-21 for more details.

Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care (“LTC”) and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.

The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Deposit Liabilities

Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature Of Operations And Significant Accounting Policies, continued

Contract Claims Liabilities

Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Asset Valuation Reserve

Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.

Premiums and Considerations

Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal character. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral fraternal, patriotic or religious purposes for the benefit of members and the public, and are supported through a variety of lodge programs and services.

Dividends to Members

Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.

Income Taxes

Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded.

New Accounting Guidance

In 2020, Thrivent adopted modifications to SSAP Nos. 15 (Debt and Holding Company Obligations), 22R (Leases) and 86 (Derivatives). These revisions apply only to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (LIBOR) to be discontinued due to reference rate reform. The guidance is effective through December 31, 2022. This guidance did not have a material impact on Thrivent’s financial statements.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature Of Operations And Significant Accounting Policies, continued

In 2020, Thrivent adopted modifications to SSAP No. 36 (Troubled Debt Restructuring). This guidance clarifies a mortgage loan or bank loan modification due COVID-19 will not automatically be categorized as a troubled debt restructuring (TDR). This guidance did not have a material impact on Thrivent’s financial statements.

In 2020, Thrivent adopted changes to SSAP No. 26R (Bonds) which clarified the existing guidance that all prepayment penalty and acceleration fees be used for called and tendered bonds. This guidance was early adopted beginning January 1, 2020 and additional disclosure was added to Note 2.

In 2020, Thrivent began following the prescribed life product valuation standard VM-20 for newly issued business. Life product reserves issued on or after January 1, 2020, are now set to be the greatest of a formulaic floor and two model-based calculations. This guidance did not have a material impact on Thrivent’s financial statements.

In 2020, Thrivent switched from using the Actuarial Guideline 43 (AG43) approach for calculating variable annuity reserves to the prescribed variable annuity valuation standard VM-21 requiring variable annuity reserves to be determined by stochastic modeling across numerous interest rate and equity return scenarios. The impact as of January 1, 2020 was a reduction in variable annuity reserves of $42 million and has been recorded as a direct adjustment to surplus as a change in reserve valuation basis.

In 2019, Thrivent adopted changes to SSAP No. 51R (Life Contracts), SSAP No. 52 (Deposit-Type Contracts) and SSAP No. 61R (Life, Deposit-Type and Accident and Health Reinsurance), which expands the variable annuity disclosures and adds life liquidity disclosures in Note 3. The new guidance is applied prospectively and did not have a material impact to Thrivent’s financial statements.

In 2019, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions) to improve the effectiveness of disclosures related to benefit plans in Note 9. The new guidance is applied retrospectively and did not have a material impact on Thrivent’s financial statements.

In 2019, Thrivent adopted changes to SSAP No. 103R (Transfers and Servicing of Financial Assets and Extinguishments of Liabilities), which reduces the disclosure requirements related to repurchase and reverse repurchase transactions. This clarifies that only wash sales that cross a reporting period are to be included in Note 2.

Subsequent Events

Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 10, 2021, the date the statutory-basis financial statements were available to be issued. In February 2021, Thrivent sold a corporate home office property. Refer to the Real Estate section in Note 2 for additional information. There were no other subsequent events or transactions which required recognition or disclosure.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments

Bonds

The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):

	Admitted	Gross Unrealized		Fair
	Value	Gains	Losses	Value
December 31, 2020
U.S. government and agency securities	$2,264	$235	$—	$2,499
U.S. state and political subdivision securities	98	57	—	155
Securities issued by foreign governments	80	8	—	88
Corporate debt securities	35,203	5,543	37	40,709
Residential mortgage-backed securities	6,921	221	5	7,137
Commercial mortgage-backed securities	2,104	147	1	2,250
Collateralized debt obligations	3	11	—	14
Other debt obligations	707	21	2	726
Affiliated Bonds	674	—	1	673

Total bonds	$48,054	$6,243	$46	$54,251

December 31, 2019
U.S. government and agency securities	$2,235	$114	$2	$2,347
U.S. state and political subdivision securities	104	46	—	150
Securities issued by foreign governments	99	5	—	104
Corporate debt securities	34,041	3,195	66	37,170
Residential mortgage-backed securities	7,218	118	14	7,322
Commercial mortgage-backed securities	2,217	71	2	2,286
Collateralized debt obligations	3	11	—	14
Other debt obligations	489	12	2	499
Affiliated Bonds	132	1	—	133

Total bonds	$46,538	$3,573	$86	$50,025

The admitted value of corporate debt securities issued in foreign currencies was $694 million and $584 million as of December 31, 2020 and 2019, respectively.

The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

	Admitted	Fair
	Value	Value
December 31, 2020
Due in 1 year or less	$4,451	$4,474
Due after 1 year through 5 years	10,868	11,765
Due after 5 years through 10 years	14,320	16,006
Due after 10 years through 20 years	8,181	10,099
Due after 20 years	13,290	14,963

Total	$51,110	$57,307

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2020
U.S. government and agency securities	1	$75	$—	—	$—	$—
Securities issued by foreign governments	—	—	—	—	—	—
Corporate debt securities	123	894	22	24	204	15
Residential mortgage-backed securities	5	18	—	11	28	5
Commercial mortgage-backed securities	13	78	1	—	—	—
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	10	100	1	1	4	1
Affiliated bonds	1	674	1	—	—	—

Total bonds	153	$1,839	$25	36	$236	$21

December 31, 2019
U.S. government and agency securities	4	$223	$1	1	$9	$—
Securities issued by foreign governments	1	12	—	—	—	—
Corporate debt securities	127	1,124	37	70	601	29
Residential mortgage-backed securities	41	979	5	43	609	9
Commercial mortgage-backed securities	18	246	2	13	93	1
Other debt obligations	20	79	1	12	26	1

Total bonds	211	$2,663	$46	139	$1,338	$40

Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Stocks

The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).

	2020	2019
Unaffiliated Preferred Stocks:
Cost/statement value	$348	$318
Gross unrealized gains	50	34
Gross unrealized losses	(3)	(1)

Fair value	$395	$351

Unaffiliated Common Stocks:
Cost	$987	$1,389
Gross unrealized gains	364	370
Gross unrealized losses	(22)	(22)

Fair value/statement value	$1,329	$1,737

Affiliated Common Stocks:
Cost	$99	$90
Gross unrealized gains	50	64
Gross unrealized losses	(10)	(3)

Fair value/statement value	$139	$151

Affiliated Mutual Funds:
Cost	$305	$308
Gross unrealized gains	35	21
Gross unrealized losses	—	—

Fair value/statement value	$340	$329

Total statement value	$2,156	$2,535

Mortgage Loans

Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10 billion for both years ended December 31, 2020 and 2019. There was no allowance for credit losses as of December 31, 2020 or 2019.

Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):

	2020	2019

In good standing	$9,614	$9,486
Restructured loans, in good standing	31	20
Delinquent	—	—
In process of foreclosure	—	—

Total mortgage loans	$9,645	$9,506

	2020	2019
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.9%	0.8%
Total principal	$81	$36
Number of loans	81	34
Interest Rates for Loans Issued During the Year:
Maximum	6.5%	6.0%
Minimum	2.2%	2.9%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	71%	74%

The age analysis of mortgage loans as of December 31 are presented below (in millions):

	2020	2019
Current	$9,644	$9,501
30 – 59 days past due	1	5
60 – 89 days past due	—	—
90 – 179 days past due	—	—
180+ days past due	—	—

Total mortgage loans	$9,645	$9,506

180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
90 - 179 Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:

	2020	2019
Geographic Region:
Pacific	32%	29%
South Atlantic	19	19
East North Central	8	8
West North Central	12	13
Mountain	9	10
Mid-Atlantic	9	8
West South Central	7	8
Other	4	5

Total	100%	100%

The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:

	2020	2019
Property Type:
Industrial	23%	23%
Retail	21	22
Office	16	17
Church	10	10
Apartments	23	20
Other	7	8

Total	100%	100%

Impaired loans

A loan is determined to be impaired when considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At December 31, 2020, Thrivent held impaired loans with a carrying value of $22 million and an unpaid principal balance of $22 million for which there was no related allowance for credit losses recorded. At December 31, 2019, Thrivent held impaired loans with a carrying value of $9 million and an unpaid principal balance of $9 million for which there was no related allowance for credit losses recorded.

Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.

After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $8 million for the year ended December 31, 2020. The amount of impairments included in realized capital

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

losses due to debt restructuring was less than $1 million for both years ended December 31, 2019 and 2018, respectively. The average recorded investment in impaired mortgage loans was $7 million and $4 million held on December 31, 2020 and 2019, respectively. Interest income recognized on impaired mortgage loans was less than $1 million for all three years ended December 31, 2020, 2019 and 2018.

In certain circumstances, Thrivent may modify the terms of a loan to maximize the collection of amounts due. During the years ended December 31, 2020 and 2019, Thrivent modified no loans under these circumstances.

As of both December 31, 2020 and 2019, Thrivent held 3 and 2 mortgage loans totaling $22 million and $9 million, respectively, where loan modifications had occurred. During the years ended December 31, 2020 and 2019, there were no modified mortgage loans with a payment default.

During the years ended December 31, 2020 and 2019, no mortgage loans were derecognized as a result of foreclosure.

Real Estate

The components of real estate investments as of December 31 were as follows (in millions):

	2020	2019
Home office properties	$141	$226
Held-for-sale	125	6

Total before accumulated depreciation	266	232
Accumulated depreciation	(92)	(89)

Total real estate	$174	$143

In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property. A $48 million gain on the sale of the property was deferred and reported in other surplus funds. The gain was amortized over the remaining life of the lease and was fully recognized as of December 31, 2020.

In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. This property is classified as held for sale in the table above.

Derivative Financial Instruments

Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

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Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):

	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2020
Assets:
Call spread options	$163	$782	$33
Futures	—	282	(200)
Foreign currency swaps	21	311	6
Interest rate swaps	—	—	1
Covered written call options	—	—	—

Total assets	$184	$1,375	$(160)

Liabilities:
Call spread options	$(136)	$815	$(27)
Foreign currency swaps	(27)	349	4
Covered written call options	(2)	—	7

Total liabilities	$(165)	$1,164	$(16)

As of and for the year ended December 31, 2019
Assets:
Call spread options	$91	$733	$11
Futures	—	461	(90)
Foreign currency swaps	29	390	8
Interest rate swaps	—	—	1
Covered written call options	—	—	—

Total assets	$120	$1,584	$(70)

Liabilities:
Call spread options	$(67)	$765	$(7)
Foreign currency swaps	(10)	202	3
Covered written call options	—	—	2

Total liabilities	$(77)	$967	$(2)

All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

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Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Call Spread Options

Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.

Covered Written Call Options

Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2020, 2019 and 2018, $9 million, $8 million and $3 million, respectively, was received in call premium.

Futures

Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.

Foreign Currency Swaps

Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Securities Lending

Elements of the securities lending program as of December 31 are presented below (in millions).

	2020	2019
Loaned Securities:
Carrying value	$240	$467
Fair value	260	470

Cash Collateral Reinvested:
Open	$81	$209
30 days or less	131	147
31 - 60 days	—	53
61 - 90 days	—	11
91 - 120 days	5	9
121 - 180 days	5	2
181 - 365 days	36	33
1 - 2 years	3	15
2 - 3 years	—	—
Greater than 3 years	4	5

Total	$265	$484

Cash collateral liabilities	$265	$479

The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.

Collateral Received

Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):

	2020	2019
Bonds:
Carrying value	$54	$53
Fair value	54	53
Short-term Investments:
Carrying value	$9	$39
Fair value	9	39
Cash Equivalents:
Carrying value	$202	$392
Fair value	202	392
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—

All collateral received is less than 1% of total admitted assets.

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Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Wash Sales

In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2020, Thrivent sold 119 non-investment grade securities with a book value totaling $4 million where the cost to repurchase within 30 days totaled $6 million. The net gain for securities sold and later repurchased totaled $2 million. At December 31, 2019, Thrivent sold 81 non-investment grade securities with a book value totaling $19 million where the cost to repurchase within 30 days totaled $24 million. The net gain for securities sold and later repurchased totaled $4 million.

Reverse Repurchase Agreements

During 2019, Thrivent entered into a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is 3 months to 1 year with a carrying value and fair value of $15 million and less than $1 million as of December 31, 2020 and 2019, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompany Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.

The fair value of the securities for the repo transactions accounted for each reporting periods presented below (in millions):

December 31, 2020	Maximum	Ending Balance
Bonds:
1st quarter	$450	$319
2nd quarter	360	160
3rd quarter	115	—
4th quarter	115	15

December 31, 2019	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	20	20
3rd quarter	20	20
4th quarter	109	—

The fair value of the cash collateral under the repo borrowing transactions for each reporting periods by remaining contractual maturity presented below (in millions):

December 31, 2020	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$545	$385
2nd quarter	430	188
3rd quarter	143	143
4th quarter	143	15

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Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

December 31, 2019	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	27	27
3rd quarter	27	27
4th quarter	103	—

Pledged and Restricted Assets

Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $328 million and $530 million at December 31, 2020 and 2019, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, and reverse repurchase agreements are less than 1% of total admitted assets. Securities on deposit with state insurance departments were $3 million for both the years ended December 31, 2020 and 2019.

Net Investment Income

Investment income by type of investment for the years ended December 31 is presented below (in millions):

	2020	2019	2018
Bonds	$1,797	$1,818	$1,827
Preferred stock	19	15	11
Unaffiliated common stocks	27	29	28
Affiliated common stocks	94	60	24
Mortgage loans	439	433	392
Real estate	17	14	23
Contract loans	82	86	85
Cash, cash equivalents and short-term investments	19	52	33
Limited partnerships	489	584	410
Other invested assets	32	17	22

	3,015	3,108	2,855

Investment expenses	(57)	(53)	(51)
Depreciation on real estate	(7)	(5)	(6)

Net investment income	$2,951	$3,050	$2,798

Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2020, there were 436 securities with a callable or tender feature sold or redeemed totaling $78 million. In 2019 net investment income included only bonds sold or redeemed with a callable bond feature. During 2019, there were 118 securities with callable features sold or redeemed totaling $25 million.

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Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31 is presented below (in millions):

	2020	2019	2018
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$293	$209	$198
Gross losses	(211)	(89)	(59)
Stocks:
Gross gains	316	174	201
Gross losses	(86)	(60)	(47)
Futures	(200)	(90)	(9)
Other	11	8	17

Net gains (losses) on sales	123	152	301

Provisions for Losses:
Bonds	(44)	(15)	(18)
Stocks	(1)	—	—
Other	14	19	5

Total provisions for losses	(31)	4	(13)

Realized capital gains (losses)	92	156	288
Transfers to interest maintenance reserve	(132)	(132)	(142)

Realized capital gains (losses), net	$(40)	$24	$146

Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $10 billion, $10 billion and $7 billion for the years ended December 31, 2020, 2019 and 2018, respectively.

Thrivent recognized other-than-temporary impairments during the year ended December 31, 2020 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions). Each individual impairment recognized below was less than $1 million.

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
22943HAG1	$3	$—	$3	$2
94981FAJ1	3	—	3	3
12667GGD9	8	—	8	8
12667GQJ5	7	—	7	7
12668BQA4	3	—	3	3
16165TAE3	5	—	5	6
45660LST7	3	—	3	3
576434V92	5	—	5	5

Total	$37	$—	$37	$37

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

3. Policyholder Liabilities

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):

	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2020
Subject to Discretionary Withdrawal:
With market value adjustment	$—	$183	$—	$183	1%
At book value less a surrender charge of 5% or more	1,763	—	—	1,763	3
At fair value	—	—	35,097	35,097	65

Total with market value adjustment or at fair value	1,763	183	35,097	37,043	69

At book value without adjustment	15,171	—	—	15,171	28
Not subject to discretionary withdrawal	1,549	—	54	1,603	3

Total	$18,483	$183	$35,151	$53,817	100%

Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$485	$—	$—	$—

December 31, 2019
Subject to Discretionary Withdrawal:
With market value adjustment	$—	$202	$—	$202	1%
At book value less a surrender charge of 5% or more	1,984	—	—	1,984	4
At fair value	—	—	32,079	32,079	63
Total with market value adjustment or at fair value	1,984	32,079	34,265	68
At book value without adjustment	14,888	—	—	14,888	29
Not subject to discretionary withdrawal	1,552	—	48	1,600	3

Total	$18,424	$202	$32,127	$50,753	100%

Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$339	$—	$—	$—

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):

	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2020
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,767	$—	$—	$3,767	89%

Total with market value adjustment or at fair value	3,767	—	—	3,767	89
At book value without adjustment	365	—	—	365	9
Not subject to discretionary withdrawal	63	—	23	86	2

Total	$4,195	$—	$23	$4,218	100%

December 31, 2019
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,517	$—	$—	$3,517	89%

Total with market value adjustment or at fair value	3,517	—	—	3,517	89
At book value without adjustment	346	—	—	346	9
Not subject to discretionary withdrawal	59	—	26	85	2

Total	$3,922	$—	$26	$3,948	100%

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Notes to Statutory-Basis Financial Statements, continued

3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):

	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2020
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,385	$10,372	$10,407	$—	$—	$—
Universal life with secondary guarantees	1,254	1,116	1,350	984	890	910
Other permanent cash value life insurance	—	11,606	12,432	—	—	—
Variable universal life	43	43	56	937	935	950
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,029	—	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	116	XXX	XXX	—
Disability – disable lives	XXX	XXX	370	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,682	$23,137	$25,778	$1,921	$1,825	$1,860

Reinsurance ceded	653	697	846	—	—	—

Total	$11,029	$22,440	$24,932	$1,921	$1,825	$1,860

December 31, 2019
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,279	$10,268	$10,300	$—	$—	$—
Universal life with secondary guarantees	1,168	1,029	1,248	796	712	732
Other permanent cash value life insurance(1)	—	11,372	12,175	—	—	—
Variable universal life	43	43	55	797	795	807
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,010	XXX	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	126	XXX	XXX	—
Disability – disable lives	XXX	XXX	371	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,490	$22,712	$25,303	$1,593	$1,507	$1,539

Reinsurance ceded	527	544	826	—	—	—

Total	$10,963	$22,168	$24,477	$1,593	$1,507	$1,539

(1)	Amount has been revised to properly reflect dividends issued. Cash value increased by $4,662 million.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

3. Policyholder Liabilities, continued

The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):

	2020	2019
Aggregate reserves for life, annuity and health contracts	$18,483	$18,425
Deposit liabilities	4,195	3,922
Liabilities related to separate accounts	35,357	32,354

Total	$58,035	$54,701

Thrivent calculates premium deficiency reserves (PDR) on Thrivent’s closed block of long-term care insurance policies. The PDR was $230 million and $0 million as of December 31, 2020 and 2019, respectively. During 2020, Thrivent updated the active life mortality, lapse, and net earned rate assumptions used in the determination of the PDR. In 2019, updates were made to claim incidence, claim termination, and claim utilization assumptions as Thrivent moved from an aggregate care model to an initial site-of-care model. These updated assumptions, along with the natural decline in the reserve as new premium sufficient LTC contracts sold replace older premium deficient LTC contracts, were the primary drivers of the $230 million increase in PDR for the year ended December 31, 2020 and the $133 million decrease in PDR for the year ended December 31, 2019.

Thrivent has insurance in force as of December 31, 2020 and 2019, totaling $11 billion and $18 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2020 and 2019, totaled $38 million and $59 million, respectively.

Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):

	Gross	Net of Loading
December 31, 2020
Ordinary new business	$12	$6
Ordinary renewal	56	102

Total	$68	$108

December 31, 2019
Ordinary new business	$12	$7
Ordinary renewal	49	99

Total	$61	$106

4. Separate Accounts

Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

4. Separate Accounts, continued

following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):

	2020	2019	2018	2017	2016
Risk charge paid	$102	$104	$108	$107	$99
Payments for guaranteed benefits	7	5	4	4	6

The distribution of investments in the separate account assets as of December 31 were as follows:

	2020	2019
Equity funds	64%	63%
Bond funds	26	26
Balanced funds	7	9
Other	3	2

Total separate account assets	100%	100%

The following tables summarize information for the separate accounts (in millions):

	Non-Indexed
	Guarantee	Non-Guaranteed	Total
December 31, 2020
Reserves:
For accounts with assets at fair value	$183	$37,034	$37,217

By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$183	$—	$183
At fair value	—	36,956	36,956
Not subject to discretionary withdrawal	—	77	77

Total	$183	$37,033	$37,216

December 31, 2019
Reserves:
For accounts with assets at fair value	$202	$33,692	$33,894

By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$202	$—	$202
At fair value	—	33,618	33,618
Not subject to discretionary withdrawal	—	74	74

Total	$202	$33,692	$33,894

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Notes to Statutory-Basis Financial Statements, continued

4. Separate Accounts, continued

	2020	2019	2018
Premiums, Considerations and Deposits:
Non-indexed guarantee	$1	$—	$1
Non-guaranteed	1,849	1,712	1,774

Total	$1,850	$1,712	$1,775

	2020	2019	2018
Transfers to separate accounts	$1,849	$1,709	$1,773
Transfers from separate accounts	(2,712)	(2,490)	(1,890)
Other items	2	(1)	1

Transfers to separate accounts, net	$(861)	$(782)	$(116)

5. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):

	2020	2019
Net balance at January 1
Incurred Related to:	$1,203	$1,114
Current year	464	546
Prior years	(150)	(40)

Total incurred	314	506

Paid Related to:
Current year	116	122
Prior years	304	295

Total paid	420	417

Net balance at December 31	$1,097	$1,203

Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.

6. Reinsurance

Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

6. Reinsurance, continued

Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):

	2020	2019	2018
Direct premiums	$4,736	$5,073	$5,098
Reinsurance ceded	(106)	(106)	(117)

Net premiums	$4,630	$4,967	$4,981

Reinsurance claims recovered	$89	$81	$60

Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):

	2020	2019
Life insurance	$846	$826
Accident-and-health	—	—

Total	$846	$826

The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 45% of the reinsurance recoverable as of December 31, 2020.

Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).

7. Surplus

Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on the various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2020 and 2019.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

7. Surplus, continued

Unassigned funds as of December 31 includes adjustments related to the following items (in millions):

	2020	2019
Unrealized gains and (losses)	$691	$557
Non-admitted assets	(227)	(130)
Separate account business	101	75
Asset valuation reserve	(1,971)	(1,836)

Thrivent also holds special surplus funds which include a special surplus balance related to the separate accounts. The deferred gain from the 2018 sale of the corporate home office property was included in a special surplus balance as of December 31, 2019. The remaining amount was fully recognized as of December 31, 2020, and therefore is no longer included in special surplus funds as of December 31, 2020.

8. Fair Value of Financial Instruments

The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.

Fair Value Descriptions

Level 1 Financial Instruments

Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.

Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.

Level 2 Financial Instruments

Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets. Unaffiliated common stocks and other invested assets, primarily derivatives, are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.

Level 2 financial instruments not reported at fair value includes certain bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.

Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments, continued

Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.

Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.

Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.

The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.

Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.

Level 3 Financial Instruments

Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.

Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.

Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.

Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.

The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.

The carrying amounts for contract loans approximate the fair values.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments, continued

Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data. In determining fair value, the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).

Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.

Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.

Financial Instruments Carried at Fair Value

The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).

	Level 1	Level 2	Level 3	Total
December 31, 2020
Assets:
Bonds	$298	$—	$—	$298
Unaffiliated common stocks	1,329	—	—	1,329
Cash, cash equivalents and short-term investments	805	—	—	805
Assets held in Separate account assets	—	37,894	—	37,894
Other invested assets	—	21	163	184

Total	$2,432	$37,915	$163	$40,510

Liabilities:
Other liabilities	$—	$27	$136	$163

December 31, 2019
Assets:
Bonds	$281	$—	$—	$281
Unaffiliated common stocks	1,737	—	—	1,737
Cash, cash equivalents and short-term investments	318	—	—	318
Assets held in Separate account assets	—	34,482	—	34,482
Other invested assets	—	29	91	120

Total	$2,236	$34,511	$91	$36,938

Liabilities:
Other liabilities	$1	$10	$67	$77

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments, continued

Additional Information on Level 3 Financial Instruments carried at Fair Value

The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).

	2020	2019
Assets:
Balance, January 1	$91	$4
Purchases	68	47
Sales	(111)	(60)
Realized gains and (losses) net income	32	11
Unrealized gains and (losses) surplus	83	89

Balance, December 31	$163	$91

Liabilities:
Balance, January 1	$67	$2
Purchases	49	29
Sales	(28)	(31)
Realized gains and (losses) net income	(25)	(7)
Unrealized gains and (losses) surplus	75	74

Balance, December 31	$136	$67

Transfers

During 2020, Thrivent had transfers of $38 million into Level 2 from Level 3 and transfers of $123 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2019, Thrivent had transfers of $242 million into Level 2 from Level 3 and transfers of $67 million into Level 3 from Level 2 for bonds which are not held at fair value. Prior year amounts have been revised to properly reflect transfers between Level 2 and Level 3. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

Valuation Assumptions

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments

The carrying values and fair values of all financial instruments are presented below (in millions).

	Carrying	Fair Value
	Value	Level 1	Level 2	Level 3	Total
December 31, 2020
Financial Assets:
Bonds	$48,054	$2,293	$38,594	$13,364	$54,251
Unaffiliated preferred stocks	348	—	225	170	395
Unaffiliated common stocks	1,329	1,329	—	—	1,329
Affiliated common stock	139	—	139	—	139
Affiliated mutual funds	340	117	223	—	340
Mortgage loans	9,645	—	—	10,848	10,848
Contract loans	1,120	—	—	1,120	1,120
Cash, cash equivalents and short-term investments	3,461	805	2,656	—	3,461
Limited partnerships	5,602	—	—	5,602	5,602
Real estate – held-for-sale	125	—	—	127	127
Assets held in separate accounts	37,894	—	37,894	—	37,894
Other invested assets	362	—	135	260	395
Financial Liabilities:
Deferred annuities	$16,053	$—	$—	$15,772	$15,772
Other deposit contracts	1,078	—	—	1,078	1,078
Other liabilities	165	—	27	136	163
Liabilities related to separate accounts	37,794	—	37,794	—	37,794

December 31, 2019
Financial Assets:
Bonds	$46,538	$2,242	$37,225	$10,558	$50,025
Unaffiliated preferred stocks	318	—	269	82	351
Unaffiliated common stocks	1,737	1,737	—	—	1,737
Affiliated common stock	151	—	151	—	151
Affiliated mutual funds	329	160	169	—	329
Mortgage loans	9,506	—	—	10,177	10,177
Contract loans	1,164	—	—	1,164	1,164
Cash, cash equivalents and short-term investments	2,054	318	1,736	302	2,054
Limited partnerships	4,621	—	—	4,621	4,621
Real estate – held-for-sale	6	—	—	8	8
Assets held in separate accounts	34,482	—	34,482	—	34,482
Other invested assets	426	—	137	317	454
Financial Liabilities:
Deferred annuities	$15,911	$—	$—	$15,654	$15,654
Other deposit contracts	1,118	—	—	1,118	1,118
Other liabilities	77	1	10	67	77
Liabilities related to separate accounts	34,408	—	34,408	—	34,408

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.

The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2020	2019	2018	2020	2019	2018
Service cost	$21	$23	$25	$2	$2	$2
Interest cost	39	47	43	4	5	4
Expected return on plan assets	(79)	(71)	(77)	—	—	—
Other	18	19	19	—	(1)	4

Net periodic cost	$(1)	$18	$10	$6	$6	$10

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2020	2019	2020	2019
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,246	$1,099	$124	$107
Service cost	21	23	2	2
Interest cost	39	47	3	5
Actuarial gain (loss)	66	130	6	20
Transfers from defined contribution plan	2	2	—	—
Benefits paid	(58)	(55)	(8)	(10)

Benefit obligation, end of year	$1,316	$1,246	$127	$124

Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,110	$960	$—	$—
Actual return on plan assets	161	183	—	—
Employer contribution	20	20	8	10
Transfers from defined contribution plan	2	2	—	—
Benefits paid	(58)	(55)	(8)	(10)

Fair value of plan assets, end of year	$1,235	$1,110	$—	$—

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2020	2019	2020	2019
Funded Status:
Accrued benefit costs	$—	$—	$(123)	$(125)
Liability for pension benefits	(81)	(136)	(4)	2

Total unfunded liabilities	$(81)	$(136)	$(127)	$(123)

Deferred Items:
Net (losses) gains	$267	$301	$4	$(2)
Net prior service cost	—	—	—	—

Accumulated amounts recognized in periodic pension expenses	$186	$165	$(123)	$(125)

Accumulated benefit obligation	$1,274	$1,209	$127	$123

The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2020 and 2019, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.

A summary of the deferred items in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):

	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2019	$—	$303	$303	$—	$(23)	$(23)
Net prior service cost recognized	—	—	—	—	—	—
Net gain (loss) arising during the period	—	17	17	—	20	20
Net gain (loss) recognized	—	(19)	(19)	—	1	1

Balance, December 31, 2019	$—	$301	$301	$—	$(2)	$(2)
Net prior service cost recognized	—	—	—	—	—
Net gain (loss) arising during the period	—	(16)	(16)	—	6	6
Net gain (loss) recognized	—	(18)	(18)	—	—	—

Balance, December 31, 2020	$—	$267	$267	$—	$4	$4

The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):

	Retirement Plan		Other Plans
	2020	2019	2020	2019
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

Pension and Other Postretirement Benefit Factors

Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.

	Retirement Plan		Other Plans
	2020	2019	2020	2019
Weighted Average Assumptions:
Discount rate	2.6%	3.3%	2.6%	3.3%
Expected return on plan assets	7.3	7.5	N/A	N/A
Rate of compensation increase	4.3	3.4	N/A	N/A
Interest crediting rate	1.0	1.8	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 5.8% and 5.9% in 2020 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2030. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.

Estimated pension benefit payments for the next ten years are as follows: 2021 – $62 million; 2022 – $65 million; 2023 – $67 million; 2024 – $69 million; 2025 –$71 million; and 2026 to 2030 – $367 million.

Estimated other post-retirement benefit payments for the next ten years are as follows: 2021 – $11 million; 2022 – $11 million; 2023 – $10 million; 2024 – $10 million; 2025 – $9 million; and 2026 to 2030 – $38 million.

The minimum pension contribution required for 2020 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2021.

Pension Assets

The assets of Thrivent’s qualified defined benefit plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:

	Target	Actual Allocation
	Allocation	2020	2019
Equity securities	62%	70%	67%
Fixed income and other securities	38	30	33

Total	100%	100%	100%

Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.

The fair values of the defined benefit plan assets by asset category are presented below (in millions):

	Level 1	Level 2	Level 3	Total
December 31, 2020
Fixed Maturity Securities:
U.S. government and agency securities	$99	$—	$—	$99
Corporate debt securities	—	171	—	171
Residential mortgage-backed securities	—	99	—	99
Commercial mortgage-backed securities	—	2	—	2
Other debt obligations	—	9	1	10
Common stocks	484	—	—	484
Affiliated mutual funds – equity funds	—	161	—	161
Short-term investments	26	106	1	133
Limited partnerships	—	—	129	129

Total	$609	$548	$131	$1,288

December 31, 2019
Fixed Maturity Securities:
U.S. government and agency securities	$103	$—	$—	$103
Corporate debt securities	—	168	—	168
Residential mortgage-backed securities	—	107	—	107
Commercial mortgage-backed securities	—	6	—	6
Other debt obligations	—	4	—	4
Common stocks	445	—	—	445
Preferred stock	—	—	—	—
Affiliated mutual funds – equity funds	—	132	—	132
Short-term investments	9	92	—	101
Limited partnerships	—	—	106	106

Total	$557	$509	$106	$1,172

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $53 million and $62 million as of December 31, 2020 and 2019.

There were no transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2020 or 2019. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

Defined Contribution Plans

Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2020, 2019 and 2018, Thrivent contributed $35 million, $34 million and $37 million, respectively, to these plans.

As of December 31, 2020 and 2019, $72 million and $75 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.

10. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2020, Thrivent believes adequate provision has been made for any losses that may result from these matters.

Financial Instruments

Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $270 million and $211 million as of December 31, 2020 and 2019, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.1 billion and $5.2 billion as of December 31, 2020 and 2019, respectively.

Financial Guarantees

Thrivent has entered into an agreement to purchase certain debt obligations of a third-party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

10. Commitments and Contingent Liabilities, continued

Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.

Leases

Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million, $17 million and $21 million for each of the years ended December 31, 2020, 2019 and 2018 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2020 were $57 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2021 – $9 million; 2022 – $8 million; 2023 – $6 million; 2024 – $6 million and thereafter – $28 million.

Leasing is not a significant part of Thrivent’s business activities as lessor.

11. Related Party Transactions

Investments in Subsidiaries and Affiliated Entities

Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2019, values was completed on August 3, 2020 and Thrivent received a response from the NAIC that did not disallow the valuation method.

The admitted values were $139 million and $151 million related to Holdings for the years ended December 31, 2020 and 2019, respectively. Non-admitted values related to Holdings were $26 million and less than $1 million for the years ended December 31, 2020 and 2019, respectively.

Other Related Party Transactions

Thrivent has invested $340 million and $329 million in various Thrivent mutual funds as of December 31, 2020 and 2019, respectively.

Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $85 million, $87 million and $82 million for the years ended December 31, 2020, 2019 and 2018, respectively. The net receivables due from affiliates for the years ended December 31, 2020 and 2019 were $10 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.

Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling $135 million, $124 million and $119 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $187 million, $182 million and $180 million for the years ended December 31, 2020, 2019 and 2018, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

11. Related Party Transactions, continued

In December 2018, Thrivent acquired a variable funding note (VFN) issued by Thrivent Education Funding, LLC (“TEF”), an affiliate of Thrivent. The VFN is supported by an indenture and was amended in April 2020. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $674 million and $132 million as of December 31, 2020 and 2019, respectively.

12. Basis of Presentation

The preceding statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:

Bonds and Preferred Stocks

For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.

Common Stocks

For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.

Acquisition Costs

For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.

Contract Liabilities

For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.

Non-Admitted Assets

For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.

Interest Maintenance Reserve

For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

12. Basis of Presentation, continued

Asset Valuation Reserve

For GAAP purposes, an asset valuation reserve is not maintained.

Premiums and Withdrawals

For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Consolidation

For GAAP purposes, subsidiaries are consolidated into the results of their parent.

Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2020 and 2019 and for the three years ended December 31, 2020, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of

Thrivent Variable Life Account C

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Life Account C, as indicated in Note 1, sponsored by Thrivent Financial for Lutherans, as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Life Account C as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Life Account C based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Life Account C in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 26, 2021

We have served as the auditor of one or more of the subaccounts of Thrivent Variable Life Account C since 2014.

THRIVENT VARIABLE INSURANCE ACCOUNT C

Statements of Assets and Liabilities

December 31, 2020

Subaccount	Investments at fair value	Contracts in accumulation period	Accumulation units outstanding	Unit value (accumulation)	Series funds, at cost	Series funds shares owned
High Yield	$99,248	$99,248	2,354	$42.16	$121,427	21,267
Income	$77,788	$77,788	1,940	$40.10	$67,069	6,798
Large Cap Growth	$977,046	$977,046	6,184	$157.99	$412,244	17,721
Money Market	$—	$—	—	$1.24	$—	—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT C

Statements of Operations

For the Year Ended December 31, 2020

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Mortality & expense risk charges	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
High Yield	$5,915	$(2,568)	$3,347	$(5,557)	$—	$2,457	$(3,100)	$247
Income	$2,660	$(2,078)	$582	$2,653	$435	$4,290	$7,378	$7,960
Large Cap Growth	$2,650	$(19,615)	$(16,965)	$45,549	$48,619	$219,024	$313,192	$296,227
Money Market	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT C

Statements of Changes in Net Assets

For the Year Ended December 31, 2020

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Transfers for contract benefits and terminations	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
High Yield	$3,347	$(5,557)	$2,457	$247	$(20,306)	$(20,306)	$(20,058)	$119,306	$99,248
Income	$582	$3,088	$4,290	$7,960	$(18,496)	$(18,496)	$(10,535)	$88,323	$77,788
Large Cap Growth	$(16,965)	$94,168	$219,024	$296,227	$(62,925)	$(62,925)	$233,303	$743,743	$977,046
Money Market	$—	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT C

Statements of Changes in Net Assets

For the Year Ended December 31, 2019

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Transfers for contract benefits and terminations	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
High Yield	$3,841	$(2,983)	$12,254	$13,112	$(9,566)	$(9,566)	$3,546	$115,760	$119,306
Income	$1,030	$973	$8,145	$10,148	$(23,442)	$(23,442)	$(13,294)	$101,617	$88,323
Large Cap Growth	$(15,935)	$114,656	$79,935	$178,656	$(60,321)	$(60,321)	$118,335	$625,408	$743,743
Money Market	0	0	0	0	0	0	0	0	0

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT C

Notes to Financial Statements

December 31, 2020

(1) ORGANIZATION

The Thrivent Variable Insurance Account C (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains four subaccounts each of which invests only in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2020, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.

Subaccount	Series
High Yield	Thrivent Series Fund, Inc.— High Yield Portfolio
Income	Thrivent Series Fund, Inc.— Income Portfolio
Large Cap Growth	Thrivent Series Fund, Inc.— Large Cap Growth Portfolio
Money Market	Thrivent Series Fund, Inc.— Money Market Portfolio

The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.

The Variable Account is used to support only single premium variable life insurance contracts issued by Thrivent Financial. The Variable Account has ceased issuing new business. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.

Valuation of Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities

Thrivent Variable Insurance Account C

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for the subaccount’s investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. The COVID-19 global pandemic has caused and may continue to cause substantial market volatility which impacts the net assets of the Variable Account. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) EXPENSE CHARGES

A surrender charge is deducted from the accumulated value of the contract to compensate Thrivent Financial if a contract is surrendered during the first eight years a contract is in force. The surrender charge is equal to 6% of the single premium through the fifth contract year, decreases by 1% for each of the contract years six through eight, and is 0% after the eighth contract year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

A daily asset charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for various charges assumed in connection with the contract. This asset charge is for premium taxes, cost of insurance, mortality and expense risks, and administration, and is equivalent to an annual rate of 2.30% of the average daily net assets of the Variable Account.

Additionally, during the year ended December 31, 2020, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.

Thrivent Variable Insurance Account C

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

Subaccount	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2020
High Yield	3081	0	(239)	2,842	0	(488)	2,354
Income	3071	0	(667)	2,404	0	(464)	1,940
Large Cap Growth	7202	0	(608)	6,594	0	(410)	6,184
Money Market	0	0	0	0	0	0	0

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2020 were as follows:

Subaccount	Purchases	Sales
High Yield	$5,915	$22,873
Income	3,095	20,573
Large Cap Growth	51,269	82,540
Money Market	—	—

(6) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, follows:

Subaccount	2020	2019	2018	2017	2016

High Yield
Units	2354	2842	3081	3398	7744
Unit value	$42.16	41.98	37.57	39.77	68.81
Net assets	99248	119306	115760	135131	532826
Ratio of expenses to net assets (a)	2.30%	0.023%	2.30%	2.30%	2.30%
Investment income ratio (b)	5.314815432%	5.57%	5.81%	5.455140915%	0.560308321%
Total return (c)	0.42%	11.74%	-5.52%	5.03%	-3.72%

Income
Units	1940	2404	3071	3378	3571
Unit value	$40.10	36.73	33.09	34.67	37.86
Net assets	77788	88323	101617	117117	135203
Ratio of expenses to net assets (a)	2.30%	0.023%	2.30%	2.30%	2.30%
Investment income ratio (b)	2.953543208%	3.39%	3.68%	3.325221378%	5.703162573%
Total return (c)	9.16%	11.01%	-4.55%	3.87%	10.2%

Thrivent Variable Insurance Account C

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2020	2019	2018	2017	2016

Large Cap Growth
Units	6184	6594	7202	7431	3759
Unit value	$157.99	112.79	86.84	86.7	33.37
Net assets	977046	743743	625408	644308	125461
Ratio of expenses to net assets (a)	2.30%	0.023%	2.30%	2.30%	2.30%
Investment income ratio (b)	0.311334544%	0.01%	0.39%	0.384728423%	3.425372341%
Total return (c)	40.07%	29.88%	0.16%	26.01%	3.67%

Money Market
Units	—	—	—	—	—
Unit value	$1.24	1.27	1.27	1.28	1.3
Net assets	—	—	—	—	—
Ratio of expenses to net assets (a)	2.30%	0.023%	2.30%	2.30%	2.30%
Investment income ratio (b)	0%	0%	0%	0%	0%
Total return (c)	(1.99)%	-0.84%	-0.84%	-1.78%	-2.27%

(a)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.